RECURRENT MLP & ENERGY INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2021

Shares		Value
	COMMON STOCKS — 75.9%
	FOOD - 1.0%
20,835	Darling Ingredients, Inc.(a)	$ 1,291,978

	OIL & GAS PRODUCERS – 70.8%
336,714	AltaGas Ltd.	5,005,440
1,157,913	Cenovus Energy, Inc.	6,843,266
40,169	Cheniere Energy, Inc.(a)	2,543,903
122,856	Enbridge, Inc.	4,127,962
329,725	Equitrans Midstream Corporation	2,192,671
255,260	Keyera Corporation	4,799,675
533,484	Kinder Morgan, Inc.	7,511,455
143,692	Marathon Petroleum Corporation	6,201,747
301,217	Pembina Pipeline Corporation	7,922,007
81,100	Phillips 66	5,498,580
836,975	Plains GP Holdings, L.P., Class A	7,231,464
138,592	Suncor Energy, Inc.	2,318,644
140,814	Targa Resources Corporation	3,854,079
75,359	TC Energy Corporation	3,235,162
42,493	TOTAL S.E. - ADR	1,788,105
98,775	Valero Energy Corporation	5,573,873
388,877	Viper Energy Partners, L.P.	5,343,170
273,303	Williams Companies, Inc. (The)	5,802,223
		87,793,426
	OIL & GAS SERVICES & EQUIPMENT - 1.9%
260,315	Archrock, Inc.	2,308,994

	RENEWABLE ENERGY - 2.2%
32,218	Plug Power, Inc.(a)	2,035,211
8,183	Renewable Energy Group, Inc.(a)	733,197
		2,768,408

	TOTAL COMMON STOCKS (Cost $85,637,547)	94,162,806

RECURRENT MLP & ENERGY INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
January 31, 2021

Shares		Value
	MLP & MLP RELATED SECURITIES — 21.0%
	OIL & GAS PRODUCERS – 21.0%
1,101,728	Energy Transfer, L.P.	$ 6,907,835
379,914	Enterprise Products Partners, L.P.	7,685,659
121,342	Magellan Midstream Partners, L.P.	5,394,865
79,159	Sunoco, L.P.	2,476,094
246,445	Western Midstream Partners, L.P.	3,630,135
	TOTAL MLP & MLP RELATED SECURITIES (Cost $27,131,561)	26,094,588

	SHORT-TERM INVESTMENT — 2.5%
	MONEY MARKET FUND - 2.5%
3,105,311	Federated Hermes Government Obligations Fund, Institutional Class, 0.01% (Cost $3,105,311)(b)	3,105,311

	TOTAL INVESTMENTS - 99.4% (Cost $115,874,419)	$ 123,362,705
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.6%	721,827
	NET ASSETS - 100.0%	$ 124,084,532

ADR	- American Depositary Receipt

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of January 31, 2021.

Recurrent MLP & Infrastructure Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
January 31, 2021

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is a registered investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Master Limited Partnerships (“MLPs”) - An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”) the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (LLCs).  The general partner of an MLP manages the partnership, has an ownership stake in the partnership and in some cases the general partners are eligible to receive an incentive distribution.  The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership and are entitled to receive cash distributions with respect to their units.  Currently, most MLPs operate in the energy, natural resources and real estate sectors.  Due to their partnership structure, MLPs generally do not pay income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Foreign Currency Translations - The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2021 in valuing the Fund's assets carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 94,162,806	$ -	$ -	$ 94,162,806
MLP & MLP Related Securities	26,094,588	-	-	26,094,588
Short Term Investment	3,105,311	-	-	3,105,311
Total	$ 123,362,705	$ -	$ -	$ 123,362,705

The Fund did not hold any Level 3 securities during the period.

Concentration Risk - Because the Fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Equity Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political vents affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.

Master Limited Partnership Risk - An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments. The MLP market may be adversely impacted by negative investor perceptions, such as reaction to reduced distributions.

MLP Tax Risk – Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Recurrent MLP & Infrastructure Fund	$ 118,077,216	$ 12,018,732	$ (6,733,243)	$ 5,285,489

	118,077,216	12,018,732	(6,733,243)	5,285,489